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Exhibit 10(a)

                  [SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]

                                 April 23, 2004

VIA EDGARLINK

Board of Directors
Farmers New World Life Insurance Company
3003 -  77th  Avenue, S.E.
Mercer Island, WA  98040

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information for the Farmers Variable Annuity filed as part of Post-Effective Amendment No. 6 to the registration statement on Form N-4 for the Farmers Annuity Separate Account A (File Nos. 333-85183; 811-09547). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                        Very truly yours,

                                        Sutherland Asbill & Brennan LLP

                                        By: /s/ Mary Jane Wilson-Bilik
                                            --------------------------------
                                            Mary Jane Wilson-Bilik